Exhibit 99.

Certification  of  Chief  Executive  Officer  and  Chief  Financial  Officer  of
Pennsylvania   Commerce   Bancorp,   Inc.   pursuant   to  Section  906  of  the
Sarbanes-Oxley Act of 2002.

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-Q, that:

o The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

o The information contained in the report fairly represents, in all material respects, the company's financial condition and results of operations.



/s/ Gary L. Nalbandian
------------------------------------------------
Gary L. Nalbandian,
Chief Executive Officer








/s/ Mark A. Zody
------------------------------------------------
Mark A. Zody,
Chief Financial Officer


Dated: August 14, 2002